 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 4, 1997

                                                REGISTRATION NO. 333-

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                              POST-EFFECTIVE

                             AMENDMENT NO. 1
                                   FORM S-4
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------
                           NATIONAL DATA CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                     7389                   58-0977458
                              (PRIMARY STANDARD          (I.R.S. EMPLOYER
    (STATE OR OTHER               INDUSTRIAL           IDENTIFICATION NO.)
    JURISDICTION OF          CLASSIFICATION CODE
     INCORPORATION)                NUMBER)

                                ---------------
                              NATIONAL DATA PLAZA
                          ATLANTA, GEORGIA 30329-2010
                                (404) 728-2000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               E. MICHAEL INGRAM
                         GENERAL COUNSEL AND SECRETARY
                           NATIONAL DATA CORPORATION
                              NATIONAL DATA PLAZA
                          ATLANTA, GEORGIA 30329-2010
                                (404) 728-2000
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                ---------------
                                  COPIES TO:

     JOEL J. HUGHEY             DAVID S. GELLER            SCOTT F. SMITH
   MARK F. MCELREATH    PHYSICIAN SUPPORT SYSTEMS, INC.     KELLY VANCE
   ALSTON & BIRD LLP    ROUTE 230 AND EBY-CHIQUES ROAD HOWARD, DARBY & LEVIN
  ONE ATLANTIC CENTER     MT. JOY, PENNSYLVANIA 17552    1330 AVENUE OF THE
  1201 WEST PEACHTREE           (717) 653-5340                AMERICAS
         STREET                                          NEW YORK, NEW YORK
ATLANTA, GEORGIA 30309-                                        10019
          3424                                             (212) 841-1000
     (404) 881-7000

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

  If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]

  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-40153

                        CALCULATION OF REGISTRATION FEE
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
                                              PROPOSED         PROPOSED
 TITLE OF EACH CLASS OF                       MAXIMUM          MAXIMUM        AMOUNT OF
       SECURITIES           AMOUNT TO BE   OFFERING PRICE     AGGREGATE      REGISTRATION
    TO BE REGISTERED       REGISTERED (1)  PER SHARE (2)  OFFERING PRICE (2)   FEE (2)
-----------------------------------------------------------------------------------------
 Common Stock (including
  rights to purchase
  shares of Common Stock
  or Series A Junior
  Participating
  Preferred Stock).....   4,572,159 shares Not Applicable   Not Applicable     $48,374

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(1) Represents the estimated number of shares of Common Stock, par value $.125 per share ("NDC Common Stock"), issuable by the Registrant upon consummation of the merger (the "Merger") of a subsidiary of the Registrant with and into Physician Support Systems, Inc. ("PSS"), assuming exercise of all rights to purchase common stock, par value $.001 per share, of PSS ("PSS Common Stock").
(2) Pursuant to Rules 457(c) and 457(f)(1), the registration fee was computed on the basis of $15.1875 (the average of the high and low prices of PSS Common Stock as reported on the Nasdaq National Market on November 10,
    1997) multiplied by 10,510,708 (the maximum aggregate number of shares of PSS Common Stock, including 776,998 shares subject to issuance pursuant to outstanding stock options, to be converted and cancelled in the Merger) and divided by 3300.

                                ---------------
  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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

                                    PART II

            INFORMATION NOT REQUIRED IN PROXY STATEMENT/PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS

  The Registrant's Bylaws provide for indemnification of directors and officers of the Registrant to the full extent permitted by Delaware law.

  Section 145 of the General Corporation Law of the State of Delaware provides generally that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at its request in such capacity in another corporation or business association, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

  In addition, pursuant to the authority of Delaware law, the Certificate of Incorporation of the Registrant also eliminates the monetary liability of directors to the fullest extent permitted by Delaware law. Although the Certificate of Incorporation of the Registrant does not specifically address indemnification of directors for liabilities arising under federal securities laws, indemnification, and any limitations on indemnification, for such liabilities would be determined based upon the authority of Delaware law.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

  (a) Exhibits (See exhibit index immediately preceding the exhibits for the page number where each exhibit can be found)

 EXHIBIT
 NUMBER                          DESCRIPTION OF EXHIBITS
 -------                         -----------------------
   2.1*  Agreement and Plan of Merger, dated as of October 14, 1997, by and among NDC, PSS, and Sub (included in Annex A to the Proxy
         Statement/Prospectus and incorporated by reference herein). Pursuant to the regulations under the Securities Act of 1933, as amended (the
         "Regulations"), the Registrant has omitted all schedules and similar attachments to the Merger Agreement. The Registrant agrees to furnish upon the request of the Commission and in accordance with the
         Regulations, copies of all such schedules and similar attachments.
   3.1   Certificate of Incorporation, as amended (included as Exhibit 4(a) to the Registrant's Registration Statement on Form S-8 (Registration No.
         333-05427), previously filed with the Commission and incorporated by reference herein)
   3.2   Certificate of Amendment to Certificate of Incorporation of the
         Registrant, dated October 28, 1996 (filed as Exhibit 3.1 to the
         Registrant's Current Report on Form 8-K dated October 29, 1996, file
         No. 001-12392, and incorporated herein by reference)
   3.3   Amended Certificate of Designations of the Registrant, dated October
         28, 1996 (filed as Exhibit 3.2 to the Registrant's Current Report on
         Form 8-K dated October 29, 1996, file No. 001-12392, and incorporated herein by reference).
   3.4   Bylaws, as amended (included as Exhibit 3(ii) to the Registrant's Form
         10-K for the fiscal year ended May 31, 1991, previously filed with the
         Commission and incorporated by reference herein)
   3.5   Amendment to Bylaws (included as Exhibit 3(iii) to the Registrant's
         Form 10-K for the fiscal year ended May 31, 1996, previously filed with the Commission and incorporated by reference herein)
   4.1   See Exhibits 3.1 through 3.5 for provisions of the Certificate of
         Incorporation and Bylaws of the Registrant defining rights of holders of Common Stock of the Registrant
   4.2   Rights Agreement (included as Exhibit 1 to the Registrant's Form 8-A filed with the Commission on January 22, 1991, as amended on October
         5, 1993 (file No. 001-12392) and incorporated by reference herein)
   5.1*  Opinion of Alston & Bird LLP
   8.1*  Tax Opinion of Alston & Bird LLP
   8.2*  Tax Opinion of Howard, Darby & Levin
  11.1   Statement regarding computation of per share earnings (included as
         Exhibit 11 to the Registrant's Form 10-K for the fiscal year ended May
         31, 1997, previously filed with the Commission and incorporated by reference herein)
  21     Subsidiaries of the Registrant (included as Exhibit 21 to the
         Registrant's Form 10-K for the fiscal year ended May 31, 1997, previously filed with the Commission and incorporated by reference herein).
  23.1*  Consent of Alston & Bird LLP (included in Exhibits 5.1 and 8.1 hereto)
  23.2*  Consent of Howard, Darby & Levin (included in Exhibit 8.2 hereto)
  23.3*  Consent of Arthur Andersen LLP
  23.4*  Consent of Deloitte & Touche LLP
  23.5   Consent of Donaldson, Lufkin & Jenrette Securities Corporation
  24.1*  Powers of Attorney (included on signature page hereof)
  99.1*  Form of Proxy for PSS Common Stock

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* Previously filed.

  (b) Financial Statement Schedules

  Schedules are omitted because they are not required or are not applicable, or the required information is shown in the financial statements or notes thereto.

ITEM 22. UNDERTAKINGS

  (a) The undersigned registrant hereby undertakes:

    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

    (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

    (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;"

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

    (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

    (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (4) The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

    (5) The registrant undertakes that every prospectus: (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Registrant's Certificate of Incorporation or Bylaws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment for the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

  (d) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the Proxy Statement/Prospectus pursuant to Items 4, 10(b), 11, or 13 of Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

  (e) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on December 4, 1997.

                                          National Data Corporation

                                          By:   /s/ E. Michael Ingram
                                              ---------------------------------
                                                  E. MICHAEL INGRAM
                                                SENIOR VICE PRESIDENT

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities indicated on December 4, 1997.

              SIGNATURE                        TITLE

   /s/ Robert A. Yellowlees*           Chairman of the Board and
-------------------------------------   Chief Executive Officer
        ROBERT A. YELLOWLEES            (principal executive
                                        officer)

      /s/ M. P. Stevenson*             Chief Financial Officer
-------------------------------------   (principal financial and
           M. P. STEVENSON              accounting officer)


     /s/ Edward L. Barlow*             Director
-------------------------------------
          EDWARD L. BARLOW

    /s/ J. Veronica Biggins*           Director
-------------------------------------
         J. VERONICA BIGGINS

     /s/ James B. Edwards*             Director
-------------------------------------
          JAMES B. EDWARDS

       /s/ Don W. Sands*               Director
-------------------------------------
            DON W. SANDS

       /s/ Neil Williams*              Director
-------------------------------------
            NEIL WILLIAMS

--------

* Signed on behalf of such person by E. Michael Ingram as attorney-in-fact.

                               INDEX TO EXHIBITS

 EXHIBIT
 NUMBER
 -------                        DESCRIPTION OF EXHIBITS
   2.1*  Agreement and Plan of Merger, dated as of October 14, 1997, by and among
         NDC, PSS, and Sub (included in Annex A to the Proxy Statement/Prospectus and incorporated by reference herein). Pursuant to the regulations under the Securities Act of 1933, as amended (the "Regulations"), the
         Registrant has omitted all schedules and similar attachments to the
         Merger Agreement. The Registrant agrees to furnish upon the request of the Commission and in accordance with the Regulations, copies of all such schedules and similar attachments (included in Annex A to the Proxy
         Statement/ Prospectus and incorporated by reference herein).
   3.1   Certificate of Incorporation, as amended (included as Exhibit 4(a) to the
         Registrant's Registration Statement on Form S-8 (Registration No. 333-
         05427), previously filed with the Commission and incorporated by reference herein)
   3.2   Certificate of Amendment to Certificate of Incorporation of the
         Registrant, dated October 28, 1996 (filed as Exhibit 3.1 to the
         Registrant's Current Report on Form 8-K dated October 29, 1996, file
         No. 001-12392, and incorporated herein by reference).
   3.3   Amended Certificate of Designations of the Registrant, dated October 28,
         1996 (filed as Exhibit 3.2 to the Registrant's Current Report on Form 8-K
         dated October 29, 1996, file No. 001-12392, and incorporated herein by reference).
   3.4   Bylaws, as amended (included as Exhibit 3(ii) to the Registrant's Form
         10-K for the fiscal year ended May 31, 1991, previously filed with the
         Commission and incorporated by reference herein)
   3.5   Amendment to Bylaws (included as Exhibit 3(iii) to the Registrant's Form
         10-K for the fiscal year ended May 31, 1996, previously filed with the
         Commission and incorporated by reference herein)
   4.1   See Exhibits 3.1 through 3.5 for provisions of the Certificate of
         Incorporation and Bylaws of the Registrant defining rights of holders of
         Common Stock of the Registrant
   4.2   Rights Agreement (included as Exhibit 1 to the Registrant's Form 8-A filed with the Commission on January 22, 1991, as amended on October 5,
         1993 (file No. 001-12392) and incorporated by reference herein)
   5.1*  Opinion of Alston & Bird LLP
   8.1*  Tax Opinion of Alston & Bird LLP
   8.2*  Tax Opinion of Howard, Darby & Levin
  11.1   Statement regarding computation of per share earnings (included as
         Exhibit 11 to the Registrant's Form 10-K for the fiscal year ended May
         31, 1997, previously filed with the Commission and incorporated by reference herein)
  21     Subsidiaries of the Registrant (included as Exhibit 21 to the
         Registrant's Form 10-K for the fiscal year ended May 31, 1997, previously filed with the Commission and incorporated by reference herein).
  23.1*  Consent of Alston & Bird LLP (included in Exhibits 5.1 and 8.1 hereto)
  23.2*  Consent of Howard, Darby & Levin (included in Exhibit 8.2 hereto)
  23.3*  Consent of Arthur Andersen LLP
  23.4*  Consent of Deloitte & Touche LLP
  23.5   Consent of Donaldson, Lufkin & Jenrette Securities Corporation
  24.1*  Powers of Attorney (included on signature page hereof)
  99.1*  Form of Proxy for PSS Common Stock

--------

* Previously filed.